                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):   March 27, 2003
                                                         ----------------------

                               Celsion Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14242                    52-1256615
-----------------------------    --------------------------    --------------------------
(State or Other Jurisdiction            (Commission                  (IRS Employer
     of Incorporation)                  File Number)              Identification No.)


10220-I Old Columbia Road, Columbia, Maryland                                        21046-1705
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(Address of principal executive office)                                              (Zip Code)


Registrant's telephone number, including area code:    (410) 290-5390
                                                    ---------------------

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On March 27, 2003, the Company released to its stockholders a letter regarding the status of its business, the development of its products and certain changes in its organizational structure. A copy of the March 11 stockholders' letter is attached as Exhibit 99.1 to this Report on Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CELSION CORPORATION



Date: March 27, 2003                      By:  /s/ ANTHONY P. DEASEY
                                             -------------------------------
                                             Anthony P. Deasey
                                             Executive Vice President - Finance
                                             and Administration and
                                             Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit        Description
-------        -----------
99.1           Registrant's Letter to Stockholders dated March 27, 2003.